Exhibit 10.18 SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE SUCH TERMS ARE BOTH NOT MATERIAL AND ARE THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL. THESE REDACTED TERMS HAVE BEEN MARKED IN THIS EXHIBIT WITH SIX ASTERISKS [******]. Transaction Confirmation December 12, 2025 The purpose of this communication is to confirm the terms and conditions of the Transaction entered into between Granite Ridge Ventures, LLC, a Delaware limited liability company (“Counterparty”), and Conduit Bravo LLC, a Delaware limited liability company (“Company”), on the Effective Date specified below (the “Transaction”). This communication constitutes a “Confirmation” as referred to in the Agreement specified below. This Confirmation supplements, forms part of, and is subject to, the 2002 ISDA Master Agreement (including the Schedule thereto) dated as of December 12, 2025 (as modified from time to time, the “Agreement”), between Counterparty and Company. All provisions contained in the Agreement govern this Confirmation except as expressly modified below. Terms used but not defined herein shall have the meaning ascribed to them in the Agreement. The terms of the particular Transaction to which this Confirmation relates are as follows: General Terms: Effective Date: December 12, 2025 Trade Type: Financial Hedge Edge Generation Facilities: “Edge Generation Facility” means each of the [******] generation facilities owned by Company located in Texas that are anticipated to consist of either [******] engines (or equivalent), providing up to [******] of thermal capacity per facility or [******], providing up to [******] of thermal capacity per facility, in each case interconnected to the ERCOT system. Start Month: The first Month following the Month during which the first Edge Available for Service Date occurs with respect to any Edge Generation Facility. Edge Available for Service Date: With respect to any Edge Generation Facility, the first date that such Edge Generation Facility has the ability to deliver energy into ERCOT. End Month: The Month that is the 7-year anniversary of the Start Month.

Page 2 of 8 Term: From and including the Start Month through and including the End Month. Fixed Payment Payor: Counterparty Fixed Payment: “Fixed Payment” for any Month after the occurrence of any Edge Available for Service Date with respect to any Edge Generation Facility means an amount equal to the product of the applicable Monthly Fixed Payment for Generation Facility from the table below for such Month multiplied by the Total Edge Generation Facility Capacity for such Month in MW multiplied by the Counterparty Share Percentage. Month Monthly Fixed Payment for Generation Facility per MW January [******] per MW February [******] per MW March [******] per MW April [******] per MW May [******] per MW June [******] per MW July [******] per MW August [******] per MW September [******] per MW October [******] per MW November [******] per MW December [******] per MW As used herein: “Counterparty Share Percentage” means [******]%. “Edge Generation Facility Capacity” means with respect to each Edge Generation Facility, on and after the applicable Edge Available for Service Date for such Edge Generation Facility, the capacity in MW established with respect to such Edge Generation Facility at the factory acceptance test or the most recent annual capacity testing for such Edge Generation Facility, as applicable, but without regard to any forced outage, Force Majeure or other operational impairment; provided that during any period where any Edge Generation Facility (i) has not achieved the Edge Available for Service Date, (ii) is unavailable for ERCOT market participation for a period of 30 or more consecutive days as a result of any breach by Party A of its obligations under the Agreement, (iii) is materially damaged and not in the process of repair or replacement being continuously prosecuted in good faith or (iv) is sold (other than in

Page 3 of 8 connection with a Transfer of the Agreement, including this Confirmation) or is permanently abandoned or decommissioned, such Edge Generation Facility shall have an Edge Generation Facility Capacity of 0 MW. “Total Edge Generation Facility Capacity” means for any Month, the aggregate Edge Generation Facility Capacity for all Edge Generation Facilities for such Month. Edge Payment Payor: Company Edge Payment: “Edge Payment” for any Month during which no Termination Event or Event of Default in each case with respect to Counterparty exists, means an amount equal to the amount of the Counterparty Share of Edge Operating Cash Flow for such Month allocated to the Counterparty based on the following tiered allocation priority: First, [******]% of the Counterparty Share of Edge Operating Cash Flow for such Month to Counterparty, and [******]% of the Counterparty Share of Edge Operating Cash Flow for such Month to Company, until the amount allocated to Counterparty under this First clause equals the sum (such sum being the “Counterparty Threshold Amount”) of (a) the product of (i) the Fixed Payment for such Month multiplied by (ii) [******] plus (b) the Counterparty Shortfall Amount from the prior Month, and then, if the Counterparty Share of Edge Operating Cash Flow for such Month has not been fully allocated pursuant to this First clause, Second, [******]% of the remaining unallocated Counterparty Share of Edge Operating Cash Flow for such Month to Counterparty, and [******]% of the remaining unallocated Counterparty Share of Edge Operating Cash Flow for such Month to Company, until all of the Counterparty Share of Edge Operating Cash Flow for such Month has been allocated. If the amount allocated to the Counterparty under the First clause above for such Month is less than the Counterparty Threshold Amount for such Month, then the difference of (x) the Counterparty Threshold Amount for such Month (including for the avoidance of doubt, the effect of any unpaid Company Shortfall Amounts from prior Months) less (y) the amount received by the Counterparty under the First clause above for such Month shall become the “Counterparty Shortfall Amount” for such Month, for application in the allocation of the Counterparty Share of Edge Operating Cash Flow in the determination of the Edge Payment for the next following Month.

Page 4 of 8 “Edge Payment” for any Month during which any Termination Event or Event of Default in each case with respect to Counterparty exists, means an amount equal to zero dollars, and the Counterparty Shortfall Amount for such Month shall be equal to the Counterparty Shortfall Amount for last prior Month during which no Potential Event of Default or Event of Default with respect to Counterparty exists. As used herein: “Counterparty Share of Edge Operating Cash Flow” for any Month means an amount equal to the product of (a) the Counterparty Share Percentage multiplied by (b) sum of (i) the Edge Operating Proceeds for such Month minus (ii) the Edge Operating Costs for such Month, provided that if the Counterparty Share of Edge Operating Cash Flow is negative, the Counterparty Share of Edge Operating Cash Flow shall be zero. Edge Operating Proceeds: “Edge Operating Proceeds” means, for any Month after the occurrence of any Edge Available for Service Date with respect to any Edge Generation Facility, (a) the amount received by Company, Company’s QSE (as defined in the ERCOT Protocols) or any other QSE applicable to the Edge Generation Facilities (each, an “Edge Payee”) from ERCOT for Energy and Ancillary Services (each as defined in the ERCOT Protocols) on account of or with respect to the Edge Generation Facilities for such Month, less (b) any amount paid or required to be paid by an Edge Payee to ERCOT for Energy and Ancillary Services on account of or with respect to the Edge Generation Facilities for such Month, less (c) the amount of any ERCOT expenses associated with the Edge Generation Facilities for such Month (with any such sum of (a) through (c) expressed as a positive or negative number, as applicable). For the purposes of this paragraph, any amounts that would otherwise have been received by an Edge Payee from ERCOT as Edge Operating Proceeds, that were not received as a result of (i) being netted against obligations of an Edge Payee to ERCOT that are unrelated to the Edge Generation Facilities or (ii) the negligence or willful misconduct of an Edge Payee in its transactions with ERCOT, in each case, shall be treated as Edge Operating Proceeds. As used herein: “ERCOT” means the Electric Reliability Council of Texas, Inc. or any successor thereto. “ERCOT Protocols” means the rules, protocols, manuals, procedures, standards and other binding documents from time to time promulgated by ERCOT and with respect to which participants in the ERCOT market are required to comply, including the ERCOT Nodal Protocols and the associated “market guides”, “business practice manuals”, and “other binding documents”.

Page 5 of 8 QSE Requirement: Company will ensure that the Edge Generation Facilities are served by a Level 4 QSE engaged by Company in accordance with Prudent Industry Practices. Metering: Company will ensure the Edge Generation Facilities measure energy output, charging, and discharging (as applicable) in accordance with ERCOT Protocols and Prudent Industry Practice. Edge Operating Costs: “Edge Operating Costs” means for any Month, an amount equal to the sum of (a) the Monthly Gas Cost for such Month plus (b) the Monthly O&M Cost for such Month. As used herein: “Monthly Gas Cost” means for any Month, the cost to the Company of the actual gas consumption of the Edge Generation Facilities for such Month, provided that for the purposes of Monthly Gas Cost, the cost of gas, if any, purchased from affiliates of Company cannot exceed the cost of such gas determined based on a market index at the time of purchase and a commercially reasonable locational differential. “Monthly O&M Cost” means for any Month the sum of (a) the product of (i) $[******] (the “MWh Rate”) multiplied by (ii) the total MWhs for all Edge Generation Facilities for such Month plus (b) $[******]. Once per year, if written notice thereof is given by either party to the other, the MWh Rate shall be proportionately adjusted by the percentage change in the U.S. Producer Price Index, and this Confirmation shall be automatically amended to reflect such adjustment. Monthly Settlement Payment: The “Monthly Settlement Payment” for any Month means an amount equal to the difference of (a) the Edge Payment for such Month minus (b) the Fixed Payment for such Month. If such difference is positive for such Month, then Company shall pay to Counterparty an amount equal to such difference for such Month. If such difference is negative for such Month, then Counterparty shall pay to Company an amount equal to the absolute value of such difference for such Month. Invoicing and Payment: For each Month during the Term of the Transaction, Company shall on or before the fifteenth (15th) Day of the following Month issue an invoice with respect to the Monthly Settlement Payment for such Month and the party owing payment under the invoice shall remit the Monthly Settlement Payment to the other party within fifteen (15) Days after issuance of the invoice. Company may invoice based upon estimated quantities, costs, and prices, which shall be trued up in subsequent Monthly invoices once actual quantities, costs, and prices become known, including adjustments to account for pending ERCOT transfers and to account for adjusted ERCOT

Page 6 of 8 invoices that are received after issuance of invoices under this Transaction Confirmation. Liquidated Damages: If an Early Termination Date is specified for this Transaction and Counterparty is the Affected Party with respect to any Termination Event or the Defaulting Party with respect to any Event of Default, then the Close-out Amount for this Transaction shall be calculated subject to the following: (a) In the calculation of the Close-out Amount, and without limiting the value of the Fixed Payments in the determination of the Close-out Amount, the value of the Edge Payment for each Month remaining under the Term of this Transaction shall be deemed to equal 50% of the amount of the Fixed Payment for such Month, and that such deemed amount for such Edge Payments constitutes a reasonable approximation of the amount of such Edge Payments taking into account that, if a Termination Event or Event of Default with respect to Counterparty exists, (i) Counterparty has no right to receive Edge Payments and that therefore the amount of future Edge Payments available under the Transactions is uncertain and (ii) the value of future Edge Payments is difficult or impossible to determine as a result of uncertainty regarding Company’s operations as a result the Termination Event or Event of Default, and otherwise as a result of uncertainty of future market conditions, operation of the Edge Generation Facilities and other circumstances. (b) The present value of any future payments, including Edge Payments as determined above and Fixed Payments, shall be determined by discounting them back to the Early Termination Date at a discount rate of 10% per annum. (c) The foregoing provisions in (a) and (b) above, and the provisions limiting Edge Payments when a Termination Event, Potential Event of Default or Event of Default with respect to Counterparty exist, (i) have been negotiated by sophisticated counterparties and counsel, (ii) are an integral component to this Transaction, being necessary for Company’s investment in and the financing of the Edge Generation Facilities and therefore Counterparty’s potential benefits under this Transaction, (iii) reasonably limit consequential damages that might otherwise be available to Company (which consequential damages Counterparty otherwise would have agreed to pay, and does agree to pay to Company in the event such limitations or the foregoing provisions in (a) and (b) above were not to apply) and (iv) reasonably liquidate damages and do not constitute a penalty.

Page 7 of 8 If an Early Termination Date is specified for this Transaction and Company is the Affected Party with respect to any Termination Event or the Defaulting Party with respect to any Event of Default, then the Close-out Amount for this Transaction shall be calculated subject to the following: The present value of any future payments, including Edge Payments as determined above and Fixed Payments, shall be determined by discounting them back to the Early Termination Date at a discount rate of 10% per annum. Events of Default: It shall not constitute an Event of Default with respect to Party B for the purposes of the definition of “Edge Payment”, or for either party for the purposes of allowing the early termination and liquidation of this Confirmation, if either Party shall fail to provide specified information under Section 4(a)(ii) of the Agreement, unless such failure persists for more than 60 days. Additional Termination Events: It shall be an Additional Termination Event with respect to the Company if: (i) the Edge Available for Service Date for each Edge Generation Facility has not occurred on or before the second anniversary of the date hereof; or (ii) the Company shall fail to comply in any material respect with any covenant set forth in this Confirmation if such failure is not remedied within 30 days after notice of such failure is given by Counterparty to Company. Calculation Agent: As provided in the Schedule. (signatures follow)

Signature page to Confirmation Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by returning an executed copy of this Confirmation. Company: Counterparty: CONDUIT BRAVO LLC By: /s/ Matthew Herpich Matthew Herpich Chief Executive Officer GRANITE RIDGE VENTURES, LLC By: /s/ Kim Weimer Kim Weimer Interim Chief Financial Officer and Chief Accounting Officer